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                                                                   EXHIBIT 10(g)


                                 AMENDMENT NO. 4
                        TO THE LINCOLN ELECTRIC COMPANY
                           DEFERRED COMPENSATION PLAN


                  The Lincoln Electric Company Deferred Compensation Plan, effective as of November 15, 1994, is hereby amended, pursuant to Section 7.3 thereof, as follows:

         1.       A new Section 6.8 is added to the Plan to read as follows:

                  Section 6.8 Special Distributions. Notwithstanding any other provision of this Article VI, a Participant, whether or not currently receiving a distribution, may elect to receive a lump sum distribution of the remaining balance of his Account if (and only if) the amount in such Account subject to such distribution is reduced by ten percent (10%). Any distribution made pursuant to such an election shall be made within 30 days of the date such election is submitted to the Administrator. The remaining ten percent (10%) of the electing Participant's Account subject to such distribution shall be forfeited.

         2.       A new Section 6.9 is added to the Plan to read as follows:

                  Section 6.9 Coordination with Other Benefits. Except as provided in Section 6.10, the benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Corporation. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

         3.       A new Section 6.10 is added to the Plan to read as follows:

                  Section 6.10 Offset. In the event a Participant receives or becomes entitled to receive a benefit under The Lincoln Electric Company Executive Benefit Plan, as it may be amended from time to time ("EBP"), the benefits to be received under this Plan shall be offset and reduced dollar for dollar (but not below zero) by the benefits paid under the EBP. In determining the amount that should offset and reduce benefits under this Plan, the Participant's (or Beneficiary's) Account hereunder at the time of distribution commencement shall be reduced by an amount equal to the amount paid or to be paid under the EBP increased by earnings on such amount, if any, accruing from the time of distribution from the EBP through the time of the commencement of distribution hereunder at an earnings rate corresponding to one-half of the Moody's Corporate Average Bond Yield adjusted on the first business day of each January, April, July and October.
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                  IN WITNESS WHEREOF, The Lincoln Electric Company has caused this instrument to be executed in its name by its duly authorized officer effective as of January 1, 1998.

                                          THE LINCOLN ELECTRIC COMPANY

                                          By: /s/ Frederick G. Stueber
                                              -------------------------------
                                          Its: FREDERICK G. STUEBER
                                               Senior Vice President,
                                               General Counsel
                                               and Secretary

ATTEST

/s/ Gretchen Farrell
-----------------------------
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                 AMENDMENT NO. 5 TO THE LINCOLN ELECTRIC COMPANY
                           DEFERRED COMPENSATION PLAN


                  The Lincoln Electric Company Deferred Compensation Plan, effective as of November 15, 1994, is hereby amended pursuant to Section 7.3 thereof as follows:

         1.       Section 2.l(aa) is Amended to read as follows:

                           (aa) "Settlement Date": The date on which a Participant terminates employment with the Corporation. Leaves of absence granted by the Corporation will not be considered as termination of employment during the term of such leave. Settlement Date shall also include (I) with respect to any Deferral Period, a date selected by a Participant pursuant to Section 6.3 for distribution of the amounts deferred during such Deferral Period, and
                           (II) a date selected by the Participant pursuant to
                           Section 6.4 which is subsequent to his or her Retirement and before the date the Participant attains age sixty-five."

         2.       Section 3.3 is amended to read as follows:

                  Section 3.3. Amount of Deferral. With respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his or her Compensation, provided the amount the Participant elects to defer under this Plan and the Corporation's Employee Savings Plan shall not exceed the sum of 75% of his or her Base Salary plus 100% of his or her Bonus with respect to such Plan Year. A Participant may choose to have amounts deferred under this Plan deducted from his or her Base Salary, Bonus or a combination of both. For the first Plan Year, a Participant may elect to defer all or any portion of his or her Base Salary and/or Bonus earned or payable after the later of the effective date of the Participation Agreement or the date of filing the Participation Agreement with the Administrator, provided the total deferred amount for such Plan Year does not exceed the annual limitations under this
Section 3.3 computed for the calendar year. A Participant may change the dollar amount or percentage of his or her Compensation to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Administrator. Notwithstanding the foregoing, any Employment Agreement Contribution shall be deferred in accordance with the terms of the Employment Agreement.
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3.       Section 6.3 is amended to read as follows:

         Section 6.3. In-Service Distribution. A Participant may elect to receive an in-service distribution of his or her deferred Compensation for any Deferral Period in a single lump sum payment on a date which is at least two years after the end of such Deferral Period. A Participant's election of an in-service distribution shall be filed in writing with the Administrator at the same time as is filed his election to participate as provided in Section 3.1. Any benefits paid to the Participant as an in-service distribution shall reduce the Participant's Account.

4.       Section 6.4 is amended to read as follows:

         Section 6.4. Form of Distribution. As soon as practicable after the end of the Accounting Period in which a Participant's Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Corporation shall commence distribution or cause distribution to be commenced, to the Participant or, in the event of his death, to his Beneficiary, of the balance of the Participant's Account, as determined under Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if elected by the Participant, the distribution of the balance of the Participant's Account may commence on a date between a Settlement Date following his or her Retirement and the date the Participant attains age sixty-five. Anything in this Plan to the contrary notwithstanding, if a Participant terminates employment with the Corporation prior to his Retirement, the balance of his or her Account shall be distributed in a single lump sum payment.

         Distribution of a Participant's Account following his or her Retirement or death shall be made in one of the following forms as elected by the
Participant:

         (a)      by payment in cash in five (5) annual installments; or

         (b)      by payment in cash in ten (10) annual installments; or

         (c)      by payment in cash in fifteen (15) annual installments; or

         (d)      by payment in a single lump sum;

provided, however, that in the event of a Participant's death, if the balance in his or her Account is then less than $35,000, such balance shall be distributed in a single lump sum payment.

The Participant's election of the form of distribution shall be made by written notice filed with the Administrator at least one (1) year prior to the Participant's voluntary termination of employment with, or Retirement from, the Corporation. Any such election may be changed by the Participant without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one (1)


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year prior to the Participant's voluntary termination of employment of
Retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

The amount of each installment shall be equal to the quotient obtained by dividing the Participant's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Participant at the time of calculation.

         If a Participant fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in ten (10) annual installments.

         IN WITNESS WHEREOF, The Lincoln Electric Company has caused this instrument to be executed in its name by its duly authorized officer effective as of January 1, 1998.

                                          THE LINCOLN ELECTRIC COMPANY


                                          By: /s/ Frederick G. Stueber
                                              -------------------------------
                                          Its:
                                                 FREDERICK G. STUEBER
                                                 Senior Vice President,
                                                 General Counsel
                                                 and Secretary


ATTEST:

/s/ Gretchen Farrell
--------------------------



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